Investments	12 Months Ended
Dec. 31, 2018
C3J [Member]
Investments

4.      Investments

The following table summarizes our short term available-for-sale investments as of December 31, 2017. We did not have any available-for-sale investments as of December 31, 2018.

		Gross	Gross
	Amortized	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
December 31, 2017
Corporate bonds	$9,658,000	$—	$(7,000)	$9,651,000
Total	$9,658,000	$—	$(7,000)	$9,651,000

There were no other-than-temporary impairments recognized in accumulated other comprehensive income (loss) as of December 31, 2018 and 2017.

The Company has the right to sell investments prior to the stated contractual maturity date. The proceeds from sales and maturities of available-for-sale securities were $13,016,000 and $24,993,000 for the years ended December 31, 2018 and 2017, respectively. The gross realized gains (losses) that have been included in earnings as a result of those sales were not material for the years ended December 31, 2018 and 2017.